                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      FIRST GEORGIA COMMUNITY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          FIRST GEORGIA COMMUNITY CORP.
                              150 Covington Street
                             Jackson, Georgia 30233

770-504-1090                                                     John L. Coleman
                                                                   President and
                                                         Chief Executive Officer



                                 April 20, 2001


Dear Shareholders:

         You are cordially invited to attend the annual meeting of First Georgia Community Corp. shareholders, which will be held at 10:00 a.m. on Wednesday, May 23, 2001, at the Butts County Library, 436 E. College Street, Jackson, Georgia 30233.

         The purposes of the meeting are the election of directors, the approval of the First Georgia Community Corp. 2001 Stock Incentive Plan, the ratification of appointment of independent auditors, and other business matters which may arise.

         The Official Notice, Proxy Statement, Annual Report to Shareholders, and Proxy are enclosed. It would be most helpful to us if you would kindly complete, sign and mail your proxy card back to us as soon as possible. We would greatly appreciate your voting "FOR" the directors nominated, "FOR" the adoption of the 2001 Stock Incentive Plan and "FOR" the proposal to ratify Mauldin & Jenkins, LLC, Atlanta, Georgia, as independent auditors of the Company and its subsidiary for the year 2001.

         I look forward to being with you at the meeting.


                                            Very truly yours,



                                            John L. Coleman
                                            President and
                                            Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2001


TO THE HOLDERS OF COMMON STOCK
OF FIRST GEORGIA COMMUNITY CORP.

         The Annual Meeting of Shareholders of First Georgia Community Corp. will be held on Wednesday, May 23, 2001, at 10:00 a.m., local time, at the Butts County Public Library, 436 East College Street, Jackson, Georgia 30233, for the following purposes:

         1. To elect eleven (11) directors to serve until the 2002 Annual Meeting of Shareholders.

         2. To consider and vote upon the adoption of the First Georgia Community Corp. 2001 Stock Incentive Plan.

         3. To ratify the appointment of Mauldin & Jenkins, LLC, Atlanta, Georgia, as independent auditors of the Company and its subsidiary to serve for the 2001 fiscal year.

         4. To transact such other business as may properly come before the meeting and any adjournments thereof. Management at present knows of no other business to be presented at the meeting other than the report of management and presentation of financial statements. If other matters properly come before the meeting, the persons named in the proxy will have discretionary authority to vote proxies with respect to such matters in accordance with the recommendation of management.

         Shareholders of record at the close of business on April 10, 2001, are entitled to notice of and to vote at the meeting and any recess or adjournment thereof.

                                        For the Board of Directors,



                                        John L. Coleman
                                        President and Chief Executive Officer

Jackson, Georgia
April 20, 2001

         YOU ARE URGED TO VOTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE, EVEN IF YOU DO PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING YOU MAY, IF YOU SO DESIRE, REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                          FIRST GEORGIA COMMUNITY CORP.
                              150 COVINGTON STREET
                             JACKSON, GEORGIA 30233
                                  770-504-1090

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD WEDNESDAY, MAY 23, 2001




                               PROXY SOLICITATION


         This Proxy Statement is furnished to shareholders of First Georgia Community Corp. (the "Company"), on or about April 20, 2001, in connection with the solicitation of proxies on behalf of the Board of Directors to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, May 23, 2001, or any adjournment thereof. The meeting will be held at the Butts County Public Library, 436 East College Street, Jackson, Georgia.

         The person voting the enclosed proxy may revoke it at any time before it is exercised by writing to the President of the Company at its principal office, First Georgia Community Corp., 150 Covington Street, Jackson, Georgia 30233, or by attending the Annual Meeting and choosing to vote in person, in which case any prior proxy given will be revoked. Any written revocation will be effective upon receipt by the President of the Company.

         If a shareholder designates how a proxy is to be voted on any of the business to come before the meeting, the signed proxy will be voted in accordance with such designation. If a shareholder fails to designate how the proxy should be voted, the signed proxy will be voted FOR the election of the eleven (11) nominees named below as directors, FOR the adoption of the First Georgia Community Corp. 2001 Stock Incentive Plan, FOR the approval of Mauldin & Jenkins, LLC as the Company's independent auditors and in the discretion of the proxy holder as to any other matter that may properly come before the meeting.

         The Company will bear the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others which forward material to beneficial owners. Proxies may be solicited in person or by mail, telephone or fax by directors, officers and regular employees of the Company or its subsidiary.

                          VOTING AT THE ANNUAL MEETING

         Shareholders of record at the close of business on April 10, 2001 will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 758,458 shares of common stock outstanding, with each share entitling the holder to one vote upon each matter to be presented at the Annual Meeting.

         While the Notice of Annual Meeting calls for the transaction of such other business as may properly come before the meeting, management has no knowledge of any matters to be presented for action by the shareholders except as set forth in this Proxy Statement. The enclosed proxy gives discretionary authority to the persons holding the proxies, which means that they may vote in accordance with their best judgment as to any other business that may properly be brought up at the meeting.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         As authorized by the Bylaws of the Company, the Board of Directors has determined that the Board of Directors of the Company to be elected at the Annual Meeting shall consist of eleven (11) persons. At the Annual Meeting, the 11 directors are to be elected to serve until the 2002 annual meeting of shareholders or until their successors are duly elected and qualified. Management is soliciting proxies to vote for its 11 nominees as directors of the Company. These nominees are as follows:

         JOHN L. COLEMAN, D. RICHARD BALLARD, CHARLES W. CARTER, ALFRED D. FEARS, JR., WILLIAM B. JONES, HARRY LEWIS, JOEY MCCLELLAND, ALEXANDER POLLACK, ROBERT RYAN, JAMES H. WARREN, AND GEORGE L. WEAVER.

         All proxies will be voted in accordance with the stated instructions. If any nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. Proxies cannot be voted for more than 11 persons. Assuming a quorum is represented at the Annual Meeting, the nominees presented above will be elected if they receive the affirmative vote of a plurality of all votes cast at the meeting. As a result, abstentions and broker non-votes, in which a broker does not have discretionary authority to vote shares held in "street name" for a beneficial owner, will not affect the outcome of the election of directors.

         Unless otherwise directed, it is the intention of the persons named as proxies to vote for the election of the nominees listed above.

         If the above persons are elected as directors of the Company, the Company anticipates electing the same persons to serve as directors of the Company's sole subsidiary, First Georgia Community Bank (the "Bank").

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

        The Board of Directors of the Company recommends a vote FOR the election as directors of the above-listed 11 nominees to hold office until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified.


               IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Boards of Directors of the Company and the Bank consist of 11 persons, each of whom has been nominated for re-election to the Board of Directors. Each of those persons has been a director of the Company since its organization in 1996. In addition, each of these persons has been a director of the Bank since its organization in 1996. The directors of the Company and the Bank are as follows:

JOHN L. COLEMAN (55)

         Mr. Coleman is the President, Chief Executive Officer and a director of the Company and holds the same positions with the Bank. He has held these positions with the Company since August 1996 and with the Bank since September 1997. From June 1967 until June 1996, Mr. Coleman worked in various capacities with Citizens & Southern National Bank and its successor organization, NationsBank.

D. RICHARD BALLARD (54)

         Mr. Ballard has been affiliated with Haisten Funeral Home, Inc. in Jackson, Georgia since 1967, and is currently its General Manager. Mr. Ballard is also the owner of Ballard & Co., an antique store in McDonough, Georgia.

CHARLES W. CARTER (65)

         Mr. Carter has been affiliated with Carter Builders supply in Jackson since 1968 and is currently its President. Mr. Carter was an advisory director of C & S Bank and NationsBank in Jackson from 1978 until 1994.

ALFRED D. FEARS, JR. (44)

         Mr. Fears' primary occupation is as an attorney, and he has been practicing law in Jackson, Georgia since 1981. He also manages an apartment rental business in Jackson.

WILLIAM B. JONES (56)

         From 1966 to 1976, Mr. Jones was a teacher, coach and school superintendent in Jackson, Georgia. Since 1977, Mr. Jones has practiced law in Jackson, Georgia, and has been active in the food and petroleum distribution business. Mr. Jones is currently President of Jones Petroleum Co., Meriwether Properties, Inc. and Vice President of Jones & Owenby, Inc., which operates two supermarkets. He also previously served on the Advisory Board of NationsBank in Jackson, Georgia.

HARRY LEWIS (49)

         Mr. Lewis is the Secretary-Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company. He has served in these positions since August 1997. Mr. Lewis also owns and operates an automobile dealership in Jackson, Georgia, which he has operated since 1983. He is also President of Playtime Learning Center, Inc.

  JOEY MCCLELLAND (54)

         Mr. McClelland presently is a Vice President with International Supply Chain - Home Depot. From 1997 to 1999, Mr. McClelland served as its director of International Consulting. Prior to 1997, Mr. McClelland acted as Executive Director of Marketing and Logistics Consulting, providing design and implementation consulting services to international business operations. Prior to 1989, Mr. McClelland held numerous management level positions in related marketing fields.

  DR.  ALEXANDER POLLACK (47)

         Since 1986, Dr. Pollack has been self-employed in Jackson, Georgia, as a general surgeon. In addition, Dr. Pollack is the medical director at the Georgia Diagnostic and Classification Prison.

  ROBERT RYAN (63)

         Since 1983, Mr. Ryan has been President of Atlanta South 75 Inc., an automobile and truck service center. From 1960 to 1983, Mr. Ryan held various management positions with Unocal Corporation, Los Angeles, California. Mr. Ryan served on the Board of Directors of Intern Speedway Corporation, the Association of Christian Truckers, Rotary Club (Community Relations) and Butts Co. Development Authority. He currently serves on the Board of Directors of the National Association of Truckstop Operators (NATSO), Peninsula Condominium Association and Travel Centers of America Franchisee Advisory Board.

JAMES H. WARREN (62)

         Since 1971, Mr. Warren has been self-employed as a general contractor and developer. He is President of Sure Power, Inc., Secretary-Treasurer of Brushy Mountain Hydro-Electric Power, Inc. and Alternator & Starter House, Inc., and a partner in Fenwyck Development Co.

GEORGE L. WEAVER (53)

         Mr. Weaver has been President of Central Georgia EMC since 1984. From 1971 to 1984, Mr. Weaver held various management positions with Central Georgia EMC. Mr. Weaver served on the Advisory Board of NationsBank of Georgia, N.A. in Jackson, Georgia, and as Vice Chairman of the Board of Directors of Federated Rural Electric Insurance Corp. He presently serves as a director of Southeastern Data Corporation (past Chairman of the Board) and Georgia Rural Electric Service Corporation (past Chairman of the Board). Mr. Weaver is a past President of the Georgia Rural Electric Managers Association and is a member of the Rural Electric Management Development Council.

         George L. Weaver serves as Chairman of the Company's Board of Directors. John L. Coleman serves as President and Chief Executive Officer of the Company and the Bank. Harry Lewis serves as Chief Financial Officer and Corporate Secretary of the Company. They are the only executive officers of the Company. Each officer serves at the pleasure of the Board of Directors of the Company.

         There are not, and have not been during the last five years, any involvements by the above-listed persons in legal proceedings relating to the federal bankruptcy act, federal commodities law violations or securities law violations. In addition, none of the above-listed persons is currently charged with or within the last five years has been convicted of any criminal violations of law (other than minor traffic violations). In addition, there are not, and have not been within the last five years, any orders, judgments or decrees enjoining or limiting any director from engaging in any type of business practice or activity.

         Charles W. Carter and Harry Lewis are first cousins. There are no other family relationships among the director nominees or among any of them and any members of management of the Company or the Bank.

         There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company. Mr. Fears provided legal services to the Company during 2000, and it is anticipated he will provide legal services to the Company during 2001.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Because the Company is a holding company, the only significant asset of which is its wholly-owned subsidiary, the Bank, most of its business activities occur at the Bank level. In addition, the same persons who are management's nominees as directors of the Company are likely to be elected as directors of the Bank. Therefore, information regarding the Board and committees is being given for both the Company and the Bank.

THE COMPANY

         The Board of Directors of the Company held two meetings during the year ended December 31, 2000.
THE BANK

         The Board of Directors of the Bank held 12 meetings during the year ended December 31, 2000.

         The Bank has eight principal permanent committees. These are the Funds Management Committee, the Audit and Compliance Committee, the Marketing Committee, the Building Committee, the Benefits and Personnel Committee, the Loan Committee, the Strategic Plan Committee, and the Internet/Technology Committee.

         The Funds Management (Asset/Liability) Committee sets policy and reviews the Bank's investment portfolio and investment markets and makes recommendations in regard to Bank investments. The Funds Management Committee met three times during 2000. Its members are Dr. Alexander Pollack, Harry Lewis, Joey McClelland and John Coleman.

         The Audit and Compliance Committee reviews independent audit reports, reports the findings to the Board of Directors and recommends the independent auditor. The Audit Committee met once during 2000. Its members are Alfred D. Fears, Jr., Richard Ballard and James H. Warren.

         The Marketing Committee meets to discuss marketing and advertising of the Bank. The Marketing Committee met once during 2000. Its members are Joey McClelland, Richard Ballard, Robert Ryan, and William Jones.

         The Building Committee meets to discuss the construction of buildings for the Bank and renovations and major repairs to buildings of the Bank. It did not meet during 2000. Its members are Charles Carter, Alfred D. Fears, Jr. and James H. Warren.

         The Benefits and Personnel Committee meets to review the compensation and benefits of employees, officers and directors of the Bank and to consider personnel matters of the Bank. It met once during 2000. Its members are George Weaver, Harry Lewis and James H. Warren.

        The Loan Committee meets to discuss, review and approve or disapprove loans in excess of $550,000 and up to $1,500,000. The Loan Committee met 18 times during 2000. Its members are George Weaver, William Jones, Charles Carter, Robert Ryan, Harry Lewis and John Coleman.

        The Strategic Plan Committee meets to adopt long term plans that will profitably service the financial needs of individuals and small business customers within the Bank's respective markets. Its members are Joey McClelland, Robert Ryan, George Weaver and John Coleman. The Strategic Plan Committee did not meet during 2000.

         The Internet/Technology Committee was established at the end of 1999 and met twice during 2000. Its members are Harry Lewis, Charles Carter, Dr. Alexander Pollack and Joey McClelland.


                   NON-DIRECTOR EXECUTIVE OFFICERS OF THE BANK

        The Bank currently has serving two executive officers who are not directors of the Company or the Bank. Each officer serves at the pleasure of the Board of Directors of the Bank. The following is a brief biographical sketch of each such executive officer:

LARRY MORGAN (53)

        Mr. Morgan is the Executive Vice President and Senior Loan Officer of the Bank and has served in that position since September 1997. From 1992-1997, he served as Senior Vice President and Senior Commercial Relationship Manager for NationsBank, Macon, Georgia. From 1973-1992, he served as Consumer Lender, Cashier, Commercial Lender and finally as City Executive for C & S National Bank, Jackson, Georgia.

ELAINE S. KENDRICK (53)

        Ms. Kendrick is the Senior Vice President and Senior Operations Officer of the Bank and has served in that position since September 1997. From 1996-1997, she served as Senior Vice President and Controller of Griffin Federal Savings Bank, Griffin, Georgia. From 1990-1996, she served as Vice President and Controller of Griffin Federal Savings Bank. From 1987-1990, she served as a banking officer for First Union National Bank of Georgia in Griffin and Newnan, Georgia. From 1965-1987, she served in various capacities for Commercial Bank & Trust Company.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

         The Company does not separately compensate any of its directors or executive officers. Any compensation paid them is paid by the Bank. The following sets forth certain information concerning the compensation of the Company's chief executive officer during fiscal years 2000, 1999, and 1998. No other executive officer of the Company received annual compensation in excess of $100,000.

         On December 21, 2000, the Board of Directors cancelled all of the Company's outstanding options, including options to purchase 15,000 shares of Common Stock that had been granted to the Company's chief executive officer in 1998 under the terms of his employment agreement. The Company's chief executive officer was not granted any options, stock appreciation rights or similar securities during 2000, did not exercise any such securities during 2000 and did not hold any such securities on December 31, 2000.

                                                     Summary Compensation Table
                                                                                                 Long Term
                                                                                                Compensation
                                                                                                   Awards
                                                        Annual Compensation                     -------------
                                  --------------------------------------------------------       Securities
           Name and               Fiscal                                    Other Annual         Underlying        All Other
      Principal Position           Year     Salary ($)     Bonus ($)      Compensation ($)        Options (#)   Compensation ($)
      ------------------           ----     ----------     --------       ----------------      -------------   ----------------

John L. Coleman                    2000     $  147,500     $ 13,500       $   -- (1)                 0               1,684 (2)
  President and Chief              1999        135,000            0           -- (1)                 0               1,073 (2)
  Executive Officer                1998        135,000            0           -- (1)                 0               1,015 (2)


--------------------
 (1) Other annual compensation does not include any "perks" and other personal benefits which may be derived from business-related expenditures that in the aggregate do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

(2) The Company provided Mr. Coleman with a $250,000 term life insurance policy. The premium paid by the Company in 2000 was $960, in 1999 was $960, and in 1998 was $1,015. Also, Mr. Coleman and the Bank entered into four split dollar life insurance agreements in 1999 in connection with four life insurance policies insuring Mr. Coleman's life purchased by the Bank. Compensation income is imputed to Mr. Coleman based on the current term rate for Mr. Coleman's age multiplied by the aggregate death benefit payable under the policies to Mr. Coleman's beneficiary. The Bank retains a portion of the death benefits payable under each policy. The maximum death benefit payable to Mr. Coleman's beneficiary under three of the policies is $150,000 and $50,000 under the fourth policy, or an aggregate of $500,000 death benefit for the four policies. The compensation inputed to Mr. Coleman under these arrangements in 2000 was $724 and in 1999 was $113. See "--Employment Agreement" below.

      EMPLOYMENT AGREEMENT

                  John L. Coleman has an employment agreement dated August 8, 1996 with the Company and the Bank under which he serves as President and Chief Executive Officer of the Company and of the Bank. The employment agreement provides for a five-year term and is annually renewable thereafter. He is paid an annual salary as set forth in the Summary Compensation Table above and is also entitled to performance bonuses. To qualify for the annual bonus, the Bank must have a CAMEL 2 rating for the applicable year. The CAMEL rating is a rating assigned to the Bank each year by the Department of Banking based on its examination of different performance factors, with "1" being the best CAMEL rating and "5" being the worst. If that condition is met, Mr. Coleman will be paid a cash bonus for the year which is a certain percentage of his salary for the year depending on the pre-tax return on average assets ("ROA") performance of the Bank for the year. Mr. Coleman received a cash bonus of $13,500 during 2000. The bonus formula is as follows:

         ROA                                                                            Percentage of Salary
         ---                                                                            --------------------
         Less than .9%                                                                       No bonus
         .9% or greater; less than 1.0%                                                         5%
         1.0% or greater; less than 1.10%                                                      10%
         1.10% or greater; less than 1.20%                                                     15%
         1.20% or greater; less than 1.30%                                                     20%
         1.30% or greater; less than 1.40%                                                     25%
         1.40% or greater; less than 1.60%                                                     30%
         1.60% or greater; less than 1.75%                                                     35%
         1.75% or greater; less than 2.00%                                                     40%
         Over 2.00%                                                                            50%

         Mr. Coleman's employment agreement has been amended to eliminate its former provisions relating to option grants. He receives health, life and disability insurance under the same plan and terms as other employees of the Bank. He receives a mid-size automobile to be used primarily for business purposes, and the Bank pays operating, maintenance and insurance expenses for the automobile. At Mr. Coleman's request, the Bank may pay monthly membership dues for Mr. Coleman of up to $75.00 per month at a local country club and up to $3,000 of the club's initiation fee. Mr. Coleman has not requested such payments to date.

         Mr. Coleman's employment agreement provides for severance pay for Mr. Coleman in the event of Mr. Coleman's termination (except for cause) after a change of control of the Bank. Under the employment agreement, the term "control" means the acquisition of 25 percent or more of the voting securities of the Bank by any person, or persons acting as a group within the meaning of
Section 13(d) of the Securities Exchange Act of 1934 or the acquisition of between 10 percent and 25 percent of the voting securities of the Bank if the Board of Directors of the Bank or the Comptroller of the Currency, the Federal Deposit Insurance Corporation or the Federal Reserve Bank has made a determination that such acquisition constitutes or will constitute control of the Bank.

         The employment agreement provides that if Mr. Coleman is terminated after 365 days as a result of a change of control, Mr. Coleman shall be entitled to receive his salary through the last day of the calendar month of the termination, or payment in lieu of the notice period. In addition, Mr. Coleman would receive an amount equal to three times his then existing annual base salary. The agreement further provides that the payment shall also be made in connection with, or within 120 days after, a change of control of the Bank if such change of control was opposed by Mr. Coleman or the Bank's Board of Directors. This payment would be in addition to any amount otherwise owed to Mr. Coleman pursuant to his employment agreement.

EXECUTIVE OFFICER'S DEFERRED COMPENSATION PLAN

         In 1999, the Bank and Mr. Coleman entered into a deferred compensation agreement. Under this agreement, Mr. Coleman will be entitled to receive retirement benefits upon termination of his employment for any reason other than for cause, including a termination of employment following a change of control of the Bank. If Mr. Coleman dies prior to receiving any or all of the payments due him under the agreement, his beneficiary will receive a death benefit. This arrangement and the benefits payable to Mr. Coleman are subject to a vesting schedule if Mr. Coleman's employment with the Bank terminates during the first five years under the agreement, unless such termination follows a change of control. A "change of control" under the agreement is any transfer of 25% or more of the Bank's outstanding stock. The vesting schedule is 20% of the benefit if the termination occurs after completion of one year of service, 40% after completion of two years, 60% after completion of three years, 80% after completion of four years, and 100% after completion of five years. The deferred compensation is payable from the general assets of the Bank and Mr. Coleman is an unsecured creditor of the Bank with respect to these benefits. If Mr. Coleman is terminated for cause, he forfeits all benefits under the agreement.

        The benefits payable to Mr. Coleman are based on the value of a "deferral account" established under Mr. Coleman's agreement. The value of the deferral account is determined based upon the growth of life insurance cash values in life insurance policies on Mr. Coleman's life which were purchased by the Bank in 1999, which growth is reduced by the Bank's after-tax opportunity cost of the policies, determined based upon a pre-tax yield equal to the Fed Funds rate.

        The benefits payable to Mr. Coleman at normal retirement age (age 65) are equal to the sum of the value of the deferral account on the anniversary of the agreement preceding normal retirement age paid out in equal annual installments over 15 years without interest plus an annual payment equal to the growth in the deferral account each year (determined without reducing the deferral account for payments made to Mr. Coleman) from Mr. Coleman's retirement until his death. The projected value of the deferral account at Mr. Coleman's normal retirement age is $243,326, which would provide payments of $16,222 per year, plus the payments of the growth in the deferral account which are projected to vary from year to year. The first year aggregate payment to Mr. Coleman (including the projected growth in the deferral account) is projected to be $50,146, the average annual benefit during the first fifteen years is projected to be $57,646 and the average annual benefit over Mr. Coleman's life is projected to be $56,516, all based on achieving the assumptions used in the projection.

        The benefits payable to Mr. Coleman at termination of employment prior to his normal retirement age (other than after a change of control) are the sum of his deferral account at the anniversary of the agreement preceding his date of termination' times Mr. Coleman's vested percentage at termination, payable in 15 equal annual installments without interest, plus an annual payment equal to the growth in the deferral account each year from Mr. Coleman's termination of employment until his death (determined without reducing the deferral account for payments made to Mr. Coleman), times Mr. Coleman's vested percentage at termination. The benefits payable to Mr. Coleman at his termination of employment after a change of control are the same as a termination prior to normal retirement age except that the vesting schedule does not apply if Mr. Coleman's termination of employment after a change of control occurs during the first five years of the deferred compensation agreement.

         If Mr. Coleman dies prior to termination of employment, the Bank will pay his beneficiary a lump sum benefit equal to his deferral account as of the anniversary of the agreement preceding Mr. Coleman's death.

DIRECTOR COMPENSATION

         Other than the deferred compensation arrangement discussed below, the Company and the Bank presently do not compensate any of their directors for their services as directors. The directors of the Company and the Bank presently do not receive a fee for attending Board meetings or committee meetings.

         In 1999, the Bank entered into deferred compensation agreements with each of its directors (other than Mr. Coleman) which are similar to the deferred compensation agreement with Mr. Coleman discussed above. Under these agreements, each director will be entitled to receive retirement benefits upon termination of service as a director for any reason other than for cause, including a termination of service as a director following a change of control of the Bank. If a director dies prior to receiving any or all of the payments due him under the agreement, his beneficiary will receive a death benefit. This arrangement and the benefits payable to a director are subject to a vesting schedule if the director's service as a director with the Bank terminates during the first five years under the arrangement, unless such termination of service follows a change of control. A "change of control" under each of the agreements is any transfer of 25% or more of the Bank's outstanding stock. The vesting schedule is 20% of the benefit if the termination occurs after completion of one year of service, 40% after completion of two years, 60% after completion of three years, 80% after completion of four years, and 100% after completion of five years. The deferred compensation is payable from the general assets of the Bank and each director is an unsecured creditor of the Bank with respect to these benefits. If a director's services are terminated for cause, he forfeits all benefits under the agreement applicable to him.

         The benefits to be paid under the agreements are calculated based on the performance of the cash surrender values of a pool of eight insurance policies which were purchased by the Bank in 1999. The benefits are payable to each director based upon the value in. his "deferral account." Each director's deferral account is an "allocation percentage" of the sum of the earnings on the policies which exceed an amount of earnings equal to the Bank's after-tax opportunity cost, determined based upon a pre-tax yield equal to the Fed Funds rate.

         The benefits payable to a director at his normal retirement age are the sum of the value of his deferral account at the anniversary of the agreement applicable to him preceding his normal retirement age, payable in 10 equal annual installments without interest, plus a payment of the annual growth in his deferral account each year from his retirement until his death (calculated without subtracting from the deferral account any payments made to the director under the agreement). The projected values of the directors' deferral accounts at their respective normal retirement ages, the projected average annual benefits over the first ten years of payments and the projected average benefits over the lifetimes of the directors are shown below:


                                  Account at           Average Annual          Average Annual
         Director                 Retirement          Benefit 10 Years        Benefit Lifetime
         --------                 ----------          ----------------        ----------------
         Ballard                     $43,823              $   10,367             $    9,182
         Carter                      $37,143              $    7,377             $    7,377
         Fears                       $82,507              $   15,058             $   12,310
         Jones                       $34,286              $    9,302             $    8,668
         Lewis                       $62,639              $   12,547             $   10,552
         McClelland                  $43,823              $   10,367             $    9,182
         Pollock                     $70,781              $   13,530             $   11,215
         Ryan                        $32,371              $    8,550             $    8,550
         Warren                      $37,143              $    9,387             $    9,387
         Weaver                      $45,077              $   10,247             $    8,957


         The benefits payable to a director at termination of service prior to his normal retirement age (other than after a change of control) are the sum of the value of his deferral account at the anniversary of the agreement preceding his date of termination of service times the director's vested percentage at termination of service, payable in 10 equal annual installments without interest, plus an annual payment of the growth in the deferral account each year from the director's termination of service until his death (calculated without subtracting from the deferral account any payments made to the director under his agreement), times the director's vested percentage at termination of service. The benefits payable to a director at his termination of service after a change of control are the same as those payable on a termination of service prior to his normal retirement age, except the vesting schedule does not apply if the termination of service after a change of control occurs during the first five years of the deferred compensation agreement.

         If a director dies prior to termination of his service as a director, the Bank will pay his beneficiary a lump sum benefit equal to his deferral account as of the anniversary of the agreement preceding his death.


                          TRANSACTIONS WITH MANAGEMENT

         In the ordinary course of its banking business, the Bank has had and anticipates that it will continue to have transactions with various directors, officers, principal shareholders, and their associates.

         In the opinion of management all loans and commitments to extend loans included in such transactions were made in the ordinary course of business substantially on the same terms, including interest rates and collateral, as those prevailing from time to time on comparable transactions with unaffiliated persons; are not such as are required to be classified as non- accrual, past due, restructured or creating potential problems; and do not involve more than a normal risk of collectibility or present any other unfavorable features. In management's opinion, the amount of extensions of credit outstanding at any time from the beginning of the last fiscal year to date to a director, director nominee, executive officer or principal security holder and their associates, individually or in the aggregate, did not exceed the maximum permitted under applicable banking regulations.


                    STOCK OWNERSHIP OF DIRECTOR NOMINEES, AND
                    DIRECTOR NOMINEES AND OFFICERS AS A GROUP

         The following table sets forth the beneficial ownership of the Company's common stock by the current directors, nominees for director, executive officers named in the Summary Compensation table, persons who to the Company's knowledge own more than five percent of the outstanding common stock, and directors and executive officers as a group, as of April 10, 2001.

         NAME AND ADDRESS                                   AMOUNT AND NATURE OF          PERCENTAGE
         OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP          OWNERSHIP
         -------------------                                 --------------------          ---------
         D. Richard Ballard                                      20,500 (1)                   2.70%
         Charles W. Carter                                       28,200 (2)                   3.72
         John L. Coleman                                         25,170 (3)                   3.32
         Alfred D. Fears                                          5,991(4)                    0.79
         William B. Jones                                        60,632 (5)                   8.00
         Harry Lewis                                             20,500                       2.70
         Joey McClelland                                         20,000 (6)                   2.64
         Dr. Alexander Pollack                                   38,796 (7)                   5.12
         Robert Ryan                                             15,813 (8)                   2.08
         James H. Warren                                         20,152 (9)                   2.66
         George L. Weaver                                        21,565 (10)                  2.84
         All current directors                                  292,739 (11)                 38.60
         and executive officers as
         a group (12 persons)

  ------------------------

(1) Does not include 300 shares owned by his adult son over which shares he asserts no voting or investment power.

(2) Includes 6,700 shares owned by C. Carter, Inc. and 1,500 shares owned by Jones Hometown Hardware, over all of which shares Mr. Carter has investment and voting power. Does not include 4,400 shares owned by his wife, 300 shares held by his wife as trustee, 1,500 shares owned by his adult son, or 100 shares owned by his mother, over all of which shares he asserts no voting or investment power.

(3) Includes 170 shares owned by Mr. Coleman jointly with his wife. Also includes 25,000 shares held in Mr. Coleman's IRA. Does not include 55 shares owned by each of his adult daughters, over which shares he asserts no voting or investment power.

(4) Includes 5,941 shares owned by Mr. Fears' IRA, over which shares Mr. Fears has investment and voting power. Does not include 850 shares owned by his wife or 14,059 shares held by his wife as trustee, over which shares he asserts no voting or investment power.

(5) Includes 45,632 shares owned by Jones Petroleum Co., Inc., over which shares Mr. Jones has investment and voting power. Does not include 500 shares owned by his adult son or 1,000 shares owned by his wife, over all of which shares he asserts no voting or investment power.

(6) Does not include 100 shares owned by Mr. McClelland's adult son, 100 shares owned by Mr. McClelland's adult daughter, or 1,900 shares owned by Mr. McClelland's mother, over all of which shares he asserts no voting or investment power.

(7) Includes 500 shares owned by Dr. Pollack as custodian for his minor child and 14,000 shares held by Pollack Art Foundation, over which shares he has investment and voting power. Does not include 100 shares owned by his wife, over which he asserts no voting or investment power.

(8) Owned by Mr. Ryan and his wife jointly. Does not include 100 shares owned by Mr. Ryan's adult son or 1,150 shares owned by Mr. Ryan's stepson, over all of which shares Mr. Ryan asserts no voting or investment power.

(9) Includes 2,926 shares owned by Mr. Warren's IRA, 9,300 shares owned jointly with his wife, and 2,926 shares owned by Mr. Warren's wife's IRA, over all of which shares he shares voting and investment power; does not include 100 shares owned by his adult daughter and 200 shares owned by his father, over all of which shares Mr. Warren asserts no voting or investment power.

(10) Includes 5,177 shares owned by Mr. Weaver's IRA, over which shares he has voting and investment power.

(11) Includes 15,420 shares beneficially owned by an executive officer of the Bank not named or listed above.

                           FILINGS UNDER SECTION 16(A)

         Section 16(a) of the Securities and Exchange Act of 1934 required the Company's executive officers and directors, and persons who own more than 10% of the common stock of the Company, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission.

         Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the company with copies of all
Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than 10% of its common stock.

         Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2000 fiscal year all filings applicable to its officers and directors were complied with, except that Mr. Fears filed a late report for one transaction, Mr. Jones filed a late report for three transactions, Mr. Pollack filed a late report for two transactions, and Mr. Ryan filed a late report for one transaction.


              PROPOSAL 2: APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

         On March 17, 2001, the Board of Directors of the Company adopted the First Georgia Community Corp. 2001 Stock Incentive Plan (the "Stock Incentive Plan"), subject to approval of the shareholders of the Company. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the Stock Incentive Plan. The Board of Directors believes that the granting of equity-based compensation will assist the Company in its efforts to attract and retain highly qualified persons to serve as employees, directors, and consultants.

         The Board of Directors has reserved 250,000 shares of Common Stock for issuance under awards that may be made under the Stock Incentive Plan, subject to adjustment as provided in the Stock Incentive Plan.

         Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict the Company's ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of nonqualified options and stock appreciation rights under Code Section 162(m).

         The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Appendix A.

TERMS OF THE STOCK INCENTIVE PLAN

Administration

         The Stock Incentive Plan will be administered by a subcommittee of the Board of Directors whose members are selected by the Board (the "Administrative Committee"). When appointing members to the Administrative Committee, the Board of Directors will consider the advisability of complying with the disinterested standards contained in both
Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Administrative Committee will have at least two members. At the present time, the Compensation Committee of the Board of Directors acts as the Administrative Committee. The Administrative Committee has the authority to grant awards under the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

Awards

         The Stock Incentive Plan permits the Administrative Committee to make awards of a variety of equity-based incentives, including stock awards, options to purchase shares of the Company's Common Stock, stock appreciation rights, dividend equivalent rights, performance unit awards and phantom shares (collectively, "Stock Incentives"). These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons.

         The number of shares of Common Stock as to which any Stock Incentive is granted and to whom any Stock Incentive is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Incentive Plan. No eligible employee may be granted, during any single calendar year, rights to shares of Common Stock under stock options or stock appreciation rights which, in the aggregate, exceed 50,000 shares. Stock Incentives may be made exercisable or settled at the prices and may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Stock Incentives generally are not transferable or assignable during a holder's lifetime.

STOCK INCENTIVES

Options

        The Stock Incentive Plan permits the Administrative Committee to make awards of options to purchase shares of Common Stock of the Company and tax reimbursement payments to eligible employees, directors, and consultants of the Company and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons. The Stock Incentive Plan permits the Administrative Committee to make awards of incentive stock options and nonqualified stock options.

         The number of shares of Common Stock as to which any stock option is granted and to whom any stock option is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Incentive Plan. Stock options may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Stock options generally are not transferable or assignable during a holder's lifetime.

         The Administrative Committee will determine whether a stock option is an incentive stock option or a nonqualified stock option at the time the option is granted, and the option will be evidenced by a stock option agreement. Stock options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. The Administrative Committee also may accelerate the times at which a stock option may be exercised subsequent to its grant.

         The exercise price of a stock option will be set forth in the applicable stock option agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant nor less than 110% of the fair market value if the participant owns more than 10% of the outstanding Common Stock of the Company or any subsidiary. At the time an incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. The Administrative Committee may permit an option exercise price:

         -        to be paid in cash;

         -        by the delivery of previously-owned shares of Stock;

         - to be satisfied through a cashless exercise executed through a broker; or

         - by having a number of shares of Stock otherwise issuable at the time of exercise withheld.

         The Administrative Committee also may authorize financing by the Company to assist a participant with payment of the exercise price.

         The term of a stock option will be specified in the applicable stock option agreement. The term of any incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock of the Company or any subsidiary will not be exercisable after the expiration of five years from the date the option is granted. Subject to any further limitations in a stock option agreement, in the event of a participant's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if termination of employment is due to death or disability, up to one year may be substituted for the three-month period.

Stock Appreciation Rights

         Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Administrative Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a specific time or times or upon the occurrence or non-occurrence of events that may be specified in the applicable stock incentive agreement. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the Administrative Committee with respect to any particular award.

Stock Awards

         The Administrative Committee may grant shares of common stock to a participant, subject to restrictions and conditions, if any, as the Administrative Committee may determine.

Other Stock Incentives

         Dividend equivalent rights, performance units, and phantom shares may be granted in numbers or units and subject to any conditions and restrictions as determined by the Administrative Committee and will be payable in cash or shares of common stock, as determined by the Administrative Committee.

TAX REIMBURSEMENT PAYMENTS

         The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the exercise of a Stock Incentive.

TERMINATION OF STOCK INCENTIVES

         The terms of a particular Stock Incentive may provide that they terminate, among other reasons:

         - upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company;

         -        upon a specified date;

         -        upon the holder's death or disability; or

         - upon the occurrence of a change in control of the Company or the Company's banking affiliate.

         Stock Incentives may include exercise rights for a holder's estate or personal representative in the event of the holder's death or disability. At the Administrative Committee's discretion, Stock Incentives that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of a Stock Incentive and to the provisions of the Stock Incentive Plan.

REORGANIZATIONS

         The number of shares of Common Stock reserved for issuance in connection with the grant of a Stock Incentive, the exercise price of a Stock Incentive and the annual limit on the number of shares of Common Stock that may be subject to options or stock appreciation rights granted to any employee during a calendar year are subject to adjustment in the event of any recapitalization of the Company or similar event effected without the receipt of consideration.

         In the event of specified corporate reorganizations, Stock Incentives may be assumed, substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Stock Incentive Plan or any agreement reflecting the terms of a Stock Incentive. The Company may also use the Stock Incentive Plan to assume obligations previously incurred in favor of persons who are eligible to participate under the Stock Incentive Plan.

AMENDMENTS OR TERMINATION

         The Stock Incentive Plan may not be amended in any material respect or terminated by the Board of Directors without shareholder approval. However, the Board of Directors also may condition any other amendment not materially affecting the Stock Incentive Plan upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

         As of the date of this proxy statement, no Stock Incentives have been granted under the Stock Incentive Plan. The Administrative Committee has not yet made any determination as to which eligible participants will be granted Stock Incentives under the Stock Incentive Plan in the future.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

Incentive Stock Options

         A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock during the two-year period from the date of grant of the incentive stock option and one-year period from the date the Common Stock is transferred to him or her, the gain will be capital gain, and the Company will not be entitled to a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the Common Stock is sold will be taxed as ordinary income. If the participant sells the shares of Common Stock for less than the amount he or she paid for the Common Stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

Nonqualified Options

         A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

         Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised.

         Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

Other Stock Incentives

         A participant will not recognize income and will not be taxed upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share (collectively, the "Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

         A participant will not be taxed upon the grant of a stock award if the award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Code. When the shares of Common Stock that are subject to the stock award become transferable and are no longer subject to a substantial risk of forfeiture, however, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the Common Stock subject to the award, less any amount paid for such Common Stock, and the Company will then be entitled to a corresponding deduction. If a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the Common Stock subject to the award, less any amount paid for that Common Stock, in income at that time and the Company will also be entitled to a corresponding deduction at that time.

Withholding Taxes

         A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of a Stock Incentive. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously-owned shares of the Company's Common Stock or, if a participant elects with the permission of the Administrative Committee, by a reduction in the number of shares to be received by the participant under the award.

SHAREHOLDER APPROVAL

         The Board of Directors seeks shareholder approval of the adoption of the Stock Incentive Plan and the reservation of 250,000 shares of Common Stock for the issuance of Stock Incentives under the Stock Incentive Plan because approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any other equity-based incentives granted under the Stock Incentive Plan.

         Approval of the Stock Incentive Plan requires the affirmative vote of the holders of at least a majority of the votes cast at the annual meeting. As a result, assuming a quorum is present, abstentions and broker non-votes will not affect the outcome of the vote on the Stock Incentive Plan. Proxies received which contain no instructions to the contrary will be voted for the approval of the adoption of the Stock Incentive Plan.


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     FOR THE APPROVAL OF THE ADOPTION OF THE
                            2001 STOCK INCENTIVE PLAN

                        PROPOSAL 3: APPROVAL OF AUDITORS

        The directors have recommended that the shareholders approve the appointment of Mauldin & Jenkins, LLC, a certified public accounting firm, as independent auditors for the Company for the 2001 fiscal year. A representative of Mauldin & Jenkins, LLC is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.

        In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for 2000 were approximately $29,500. This figure is based on an estimate provided by our accountants, Mauldin & Jenkins, LLC, and includes fees for services that were billed to the Company in 2001 in connection with the 2000 audit and the review of the Company's interim financial statements. The Company did not retain Mauldin & Jenkins, LLC to perform financial information systems design or implementation services in 2000.

         During 2000, the Company was billed $19,100 by Mauldin & Jenkins, LLC for tax advice, preparation of annual and quarterly reports and other non-audit services. The Audit Committee has considered the provision of non-audit services by Mauldin & Jenkins, LLC and has determined that the provision of such services was consistent with maintaining the independence of Mauldin & Jenkins, LLC.

         The affirmative vote of the holders of the Company's common stock constituting a majority of the total votes cast for or against this proposal at the meeting is necessary to approve Mauldin & Jenkins as the Company's auditors. As a result, assuming a quorum is present, abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

         The Board of Directors recommends a vote "FOR" the proposal approving Mauldin & Jenkins, LLC as the Company's auditors for 2001.


                             AUDIT COMMITTEE REPORT

         The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by Nasdaq Stock Market standards. The Audit Committee has not yet adopted a written charter, but plans to do so in the near future.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                  THE AUDIT COMMITTEE

                                                  Alfred D. Fears, Jr.
                                                  D. Richard Ballard
                                                  James H. Warren


                  SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING
                               TO BE HELD IN 2002

        Proposals of shareholders intended to be presented at the annual meeting to be held in 2002 and to be included in the Company's proxy statement relative to that meeting must be received by the Company on or before December 24, 2001. Notice of a shareholder's proposal intended to be presented at the annual meeting to be held in 2001, which is not received in time for inclusion in the Company's proxy statement, must be received by the Company on or before February 14, 2002. Such proposals should be in writing and sent to John L. Coleman, President and CEO, First Georgia Community Corp., 150 Covington Street, Jackson, Georgia 30233 .


                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

        The Company will be pleased to make its Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, available without charge to interested persons. Written requests for the report should be directed to John
L. Coleman, President and CEO, First Georgia Community Corp., 150 Covington Street, Jackson, Georgia, 30233.



April 20, 2001

                                   APPENDIX A



                          FIRST GEORGIA COMMUNITY CORP.
                            2001 STOCK INCENTIVE PLAN

                          FIRST GEORGIA COMMUNITY CORP.
                            2001 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                                                                Page

SECTION 1.  DEFINITIONS...........................................................................................1

   1.1   DEFINITIONS..............................................................................................1

SECTION 2  THE STOCK INCENTIVE PLAN...............................................................................4

   2.1   PURPOSE OF THE PLAN......................................................................................4
   2.2   STOCK SUBJECT TO THE PLAN................................................................................5
   2.3   ADMINISTRATION OF THE PLAN...............................................................................5
   2.4   ELIGIBILITY AND LIMITS...................................................................................5

SECTION 3  TERMS OF STOCK INCENTIVES..............................................................................6

   3.1   TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.............................................................6
   3.2   TERMS AND CONDITIONS OF OPTIONS..........................................................................7
      (a)   Option Price..........................................................................................7
      (b)   Option Term...........................................................................................7
      (c)   Payment...............................................................................................7
      (d)   Conditions to the Exercise of an Option...............................................................8
      (e)   Termination of Incentive Stock Option.................................................................8
      (f)   Special Provisions for Certain Substitute Options.....................................................8
   3.3   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS........................................................8
      (a)   Settlement............................................................................................9
      (b)   Conditions to Exercise................................................................................9
   3.4   TERMS AND CONDITIONS OF STOCK AWARDS.....................................................................9
   3.5   TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS.......................................................9
      (a)   Payment...............................................................................................9
      (b)   Conditions to Payment.................................................................................9
   3.6   TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARDS..........................................................9
      (a)   Payment..............................................................................................10
      (b)   Conditions to Payment................................................................................10
   3.7   TERMS AND CONDITIONS OF PHANTOM SHARES..................................................................10
      (a)   Payment..............................................................................................10
      (b)   Conditions to Payment................................................................................10
   3.8   TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT......................................................10

SECTION 4  RESTRICTIONS ON STOCK.................................................................................11

   4.1   ESCROW OF SHARES........................................................................................11
   4.2   RESTRICTIONS ON TRANSFER................................................................................11

SECTION 5  GENERAL PROVISIONS....................................................................................11

   5.1   WITHHOLDING.............................................................................................11
   5.2   CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION..........................................................12
   5.3   CASH AWARDS.............................................................................................13
   5.4   COMPLIANCE WITH CODE....................................................................................13
   5.5   RIGHT TO TERMINATE RELATIONSHIP.........................................................................13
   5.6   NON-ALIENATION OF BENEFITS..............................................................................13
   5.7   RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS....................................................13
   5.8   LISTING AND LEGAL COMPLIANCE............................................................................14
   5.9   TERMINATION AND AMENDMENT OF THE PLAN...................................................................14
   5.10  STOCKHOLDER APPROVAL....................................................................................14
   5.11  CHOICE OF LAW...........................................................................................14
   5.12  EFFECTIVE DATE OF PLAN..................................................................................14

                          FIRST GEORGIA COMMUNITY CORP.
                            2001 STOCK INCENTIVE PLAN


                              SECTION 1 DEFINITIONS

         1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                  (a)      "Affiliate" means

                           (1)      any Subsidiary or Parent;

                           (2)      an entity that directly or through one or
more intermediaries controls, or is under common control with the Company, as determined by the Company; or

                           (3)      any entity in which the Company has such a
significant interest that the Company determines it should be deemed an "Affiliate," as determined in the sole discretion of the Company.

                  (b) "Bank" means First Georgia Community Bank, a national bank.

                  (c) "Board of Directors" means the board of directors of the Company.

                  (d) "Change in Control" means any one of the following events which may occur after the date the Stock Incentive is granted:

                           (1)      the acquisition by any individual, entity or
"group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

                           (2)      within any twelve-month period, the persons
who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors shall be deemed to be an Incumbent Director;

                           (3)      a reorganization, merger or consolidation,
with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

                           (4)      the sale, transfer or assignment of all or
substantially all of the assets of the Company or the Bank to any third party.

         (e)      "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means the committee appointed by the Board of Directors to administer the Plan or, in lieu of any such appointment, the full membership of the Board of Directors.

         (g) "Company" means First Georgia Community Corp., a Georgia corporation.

         (h) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code
Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

         (i) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Section 3.5.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         (k)      "Fair Market Value" with regard to a date means:

                  (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date, as reported by the national securities exchange, selected by the Committee, on which shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

                  (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date, or the last business day prior to that date, as reported by the NASDAQ Stock Market, or if not so reported, by a generally accepted reporting service; or

                  (3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve (12) months old, and (ii) the valuation methodology used in any such appraisal.

         For purposes of Paragraph (1), (2) or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

         (l) "Incentive Stock Option" means an incentive stock option contemplated by the provisions of Code Section 422 or any successor thereto.

         (m) "Nonqualified Stock Option" means an option that is not designated as, or otherwise intended to be, an Incentive Stock Option.

         (n) "Option" means a Nonqualified Stock Option or an Incentive Stock Option.

         (o) "Over 10% Owner" means an individual who, at the time an Incentive Stock Option is granted, owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

         (p) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns Stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (q) "Participant" means an individual who receives a Stock Incentive hereunder.

         (r) "Performance Unit Award" refers to a performance unit award as described in Section 3.6.

         (s)      "Phantom Shares" refers to the rights described in Section
3.7.

         (t) "Plan" means the First Georgia Community Corp. 2001 Stock Incentive Plan.

         (u) "Stock" means the Company's common stock, $5.00 par value per share.

         (v) "Stock Appreciation Right" means a stock appreciation right described in Section 3.3.

         (w)      "Stock Award" means a stock award described in Section 3.4.

         (x) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

         (y) "Stock Incentive Program" means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms and conditions and restrictions set forth in such written program.

         (z) "Stock Incentives" means, collectively, Dividend Equivalent Rights, Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights, and Stock Awards.

         (aa) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under
Section 424(f) or regulations or rulings thereunder.

         (bb) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.


                       SECTION 2 THE STOCK INCENTIVE PLAN

         2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to employees, directors, and consultants of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by employees, directors, and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding, and retaining employees, directors, and consultants.

         2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 250,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. At no time may the Company have outstanding under the Plan Stock Incentives and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares.

         2.3 Administration of the Plan. The Plan is administered by the Committee. During those periods that the Company is subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each Committee member shall qualify as an "outside director" as defined in Treasury Regulation Section 1.162-27(e) as promulgated by the Internal Revenue Service and a "non-employee director" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act. The Committee has full authority in its discretion to determine the employees, directors, and consultants of the Company, or its Affiliates, to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements; and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

         2.4 Eligibility and Limits. Stock Incentives may be granted only to employees, directors, and consultants of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000. On such date as required by
Section 162(m) of the Code and the regulations thereunder, for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any employee may not exceed 50,000, subject to adjustment in accordance with Section 5.2. If, after grant, an Option is cancelled, the cancelled Option shall continue to be counted against the maximum number of shares for which options may be granted to an employee as described in this Section 2.4. If, after grant, the exercise price of an Option is reduced or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction shall be treated as the cancellation of the Option and the Stock Appreciation Right, as applicable, and the grant of a new Option or Stock Appreciation Right, as applicable. If an Option or a Stock Appreciation Right is deemed to be cancelled as described in the preceding sentence, the Option or Stock Appreciation Right that is deemed to be cancelled and the Option or Stock Appreciation Right that is deemed to be granted shall both be counted against the maximum number of shares for which Options or Stock Appreciation Rights may be granted to an employee as described in this Section 2.4. In applying this limitation, if an Option or Stock Appreciation Right, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant of shares of Stock, as the case may be, against the affected employee's 50,000 limit for the appropriate calendar year.


                       SECTION 3 TERMS OF STOCK INCENTIVES

         3.1      Terms and Conditions of All Stock Incentives.

                  (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in Section 2.4.

                  (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

                  (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

                  (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

                  (e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will; provided, however, that the Committee may waive any of the provisions of the Section or provide otherwise as to any Stock Incentives other than Incentive Stock Options.

         3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

                  (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted with respect to an Incentive Stock Option. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

                  (b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

                  (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

                           (1)      by delivery to the Company of a number of
shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

                           (2)      in a cashless exercise through a broker; or

                           (3)      by having a number of shares of Stock
withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

                  (d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

                  (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Stock Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

                  (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

         3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

                  (a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

         3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

         3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

                  (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

         3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and performance criteria applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

                  (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

         3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the Phantom Shares so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as performance share awards.

                  (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

                  (b) Conditions to Payment. Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

         3.8 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.


                         SECTION 4 RESTRICTIONS ON STOCK

         4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place, and stead to transfer, assign, and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

         4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.


                          SECTION 5 GENERAL PROVISIONS

         5.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

                  (a) The Withholding Election must be made on, or prior to, the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

                  (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

         5.2      Changes in Capitalization; Merger; Liquidation.

                  (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights, and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share, and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Performance Unit Award, Phantom Share, and Stock Appreciation Right pertains; and the maximum number of shares of Stock for which Options or Stock Appreciation Rights may be granted to any individual during any calendar year must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

                  (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in the capital structure of the Company or its Stock, tender offer for shares of Stock, or a Change in Control, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, other change in capital structure, tender offer or Change in Control including, without limitation, the substitution of new awards, the assumption of existing awards, the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section, may not otherwise diminish the then value of the Stock Incentive.

                  (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

         5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state, and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

         5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

         5.5 Right to Terminate Relationship. Nothing in the Plan or in any Stock Incentive Agreement confers upon any Participant the right to continue as an officer, employee, director or consultant of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment or other service relationship at any time.

         5.6 Non-Alienation of Benefits. Other than as specifically provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

         5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         5.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

         5.9 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

         5.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company.

         5.11 Choice of Law. The laws of the State of Georgia govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

         5.12 Effective Date of Plan. This Plan was approved by the Board of Directors on March 17, 2001, and will be effective as of that date.


                                    FIRST GEORGIA COMMUNITY CORP.

                                    By:      /s/ John L. Coleman
                                        ----------------------------------------

                                    Title:   President and CEO
                                          --------------------------------------

                          FIRST GEORGIA COMMUNITY CORP.
                                      PROXY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Georgia Community Corp. (the "Company") hereby appoints George L. Weaver, John L. Coleman, or either of them, as proxies, with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned the number of votes to which the undersigned is entitled, at the Annual Meeting of Shareholders of First Georgia Community Corp. to be held on Wednesday, May 23, 2001, at 10:00 AM at the offices of the Butts County Library, 436 E. College Street, Jackson, Georgia, 30233, or at any adjournments thereof.

         Unless a contrary direction is indicated, the shares represented by the proxy will be voted FOR all nominees for directors named in the proxy statement and FOR Proposals 2 and 3; if specific instructions are indicated, this proxy will be voted in accordance with such instructions. Said nominations and proposals are being made by the Board of Directors of First Georgia Community Corp. and the approval of one matter is unrelated to the approval of any other matter proposed.


                            (Continued on next page)

1.       ELECTION OF DIRECTORS                                 John L. Coleman, Alfred D. Fears, Jr.,
                                                               Harry Lewis, D. Richard Ballard, Charles
         FOR                        WITHHOLD                   W. Carter, William B. Jones, Joey
         all nominees listed at     AUTHORITY                  McClelland, Alexander Pollack, Robert
         right (except as           to vote for all            Ryan, James H. Warren and George L.
         marked to the              nominees listed            Weaver
         contrary)                  at right

                  [ ]                     [ ]                  (INSTRUCTIONS: To withhold authority
                                                               to vote for one or more individual
2.       TO RATIFY THE APPOINTMENT OF                          nominees, write the name of such
         FIRST GEORGIA COMMUNITY CORP.                         nominee(s) in the space provided below.)
         STOCK INCENTIVE PLAN.

                                                               -----------------------------------------
         FOR        AGAINST         ABSTAIN
                                                               THE NAMED PROXIES ARE
         [ ]          [ ]             [ ]                      AUTHORIZED TO VOTE IN THEIR
                                                               DISCRETION WITH RESPECT TO ANY
3.       TO RATIFY THE APPOINTMENT OF                          OTHER MATTERS WHICH MAY
         MAULDIN & JENKINS AS THE                              PROPERLY COME BEFORE THE
         COMPANY'S INDEPENDENT                                 MEETING OR ANY ADJOURNMENT
         AUDITORS FOR THE FISCAL                               THEREOF.
         YEAR ENDING DECEMBER 31, 2000
                                                               PLEASE VOTE, DATE AND SIGN THIS
         FOR        AGAINST         ABSTAIN                    PROXY AND RETURN IT AT ONCE
                                                               WHETHER OR NOT YOU EXPECT TO
         [ ]          [ ]             [ ]                      ATTEND THE MEETING. YOU MAY
                                                               VOTE IN PERSON IF YOU DO ATTEND.

                                                               Dated:
                                                                     -----------------------------------

                                                               -----------------------------------------

                                                               -----------------------------------------

                                                               -----------------------------------------
                                                                              Signature(s)

                                                               Note: If signing for estates, trustees or
                                                               corporations, title of capacity should be
                                                               stated. If shares are held jointly, each
                                                               holder should sign.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS